Exhibit 32.1
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        I, Leonard R. Stein-Sapir, Chairman of the Board and Chief Executive Officer of Morgan’s Foods, Inc. (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Annual Report on Form 10-K of the Company for the period ended February 27, 2011, (the “Report”), which this certification accompanies, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Leonard R. Stein-Sapir
Leonard R. Stein-Sapir, Chairman of the Board and
Chief Executive Officer

May 31, 2011